                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------
                               ABS NEW TRANSACTION



                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                        AGGREGATE                            WEIGHTED   AVERAGE
                                        PRINCIPAL      PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL
PROPERTY                NUMBER OF        BALANCE        MORTGAGE    AVERAGE    CREDIT    BALANCE
STATE                 MORTGAGE LOANS    OUTSTANDING        POOL     COUPON     SCORE   OUTSTANDING
-----                 --------------    -----------        ----     ------     -----   -----------
California-Southern            1,474   $530,676,374.18    27.00%     6.54%      671     $360,025
California-Northern              581   $223,492,169.16    11.37%     6.53%      667     $384,668
Florida                          698   $141,127,708.72     7.18%     7.08%      653     $202,189
Illinois                         581   $105,537,907.69     5.37%     7.24%      644     $181,649
New York                         269    $67,453,365.45     3.43%     6.95%      672     $250,756
Texas                            454    $56,880,507.19     2.89%     7.11%      642     $125,287
Maryland                         213    $54,163,077.08     2.76%     6.99%      640     $254,287
Michigan                         371    $51,822,580.00     2.64%     7.18%      634     $139,684
Minnesota                        286    $51,077,272.48     2.60%     6.89%      656     $178,592
Georgia                          318    $50,433,906.30     2.57%     7.14%      641     $158,597
Utah                             336    $49,455,773.49     2.52%     6.84%      648     $147,190
Nevada                           203    $49,077,599.72     2.50%     6.76%      656     $241,762
Washington                       258    $48,960,849.88     2.49%     6.71%      649     $189,771
Oregon                           282    $47,783,070.52     2.43%     6.69%      656     $169,444
Ohio                             411    $45,649,295.30     2.32%     7.23%      629     $111,069
Arizona                          220    $43,188,291.70     2.20%     6.78%      646     $196,310
New Jersey                       140    $36,155,023.74     1.84%     7.02%      650     $258,250
Colorado                         198    $35,329,376.84     1.80%     6.80%      648     $178,431
North Carolina                   214    $31,776,771.41     1.62%     7.15%      642     $148,490
Massachusetts                    127    $31,206,268.85     1.59%     7.02%      665     $245,719
Virginia                         115    $30,890,600.58     1.57%     6.85%      648     $268,614
Tennessee                        219    $22,653,872.52     1.15%     7.34%      628     $103,442
Wisconsin                        147    $19,301,334.41     0.98%     7.21%      635     $131,302
Pennsylvania                     143    $19,008,865.52     0.97%     7.19%      642     $132,929
Missouri                         143    $17,024,434.15     0.87%     7.30%      630     $119,052
Connecticut                       54    $12,988,067.35     0.66%     7.02%      650     $240,520
South Carolina                    73    $11,816,556.48     0.60%     7.01%      648     $161,871
Kentucky                          95     $9,634,980.73     0.49%     7.21%      625     $101,421
Indiana                           88     $9,198,993.98     0.47%     7.09%      643     $104,534
Rhode Island                      40     $8,274,691.33     0.42%     6.75%      679     $206,867
Idaho                             57     $7,046,728.59     0.36%     6.80%      636     $123,627
Alabama                           67     $7,038,263.64     0.36%     7.43%      628     $105,049
Oklahoma                          54     $5,017,691.51     0.26%     7.52%      621      $92,920
New Hampshire                     21     $4,126,649.25     0.21%     7.23%      636     $196,507
New Mexico                        29     $4,021,169.48     0.20%     7.27%      623     $138,661
Arkansas                          33     $3,419,278.71     0.17%     7.10%      660     $103,615
Iowa                              42     $3,391,283.29     0.17%     7.66%      609      $80,745
Kansas                            32     $3,217,769.81     0.16%     7.33%      634     $100,555
District of Columbia               9     $2,939,978.69     0.15%     7.05%      671     $326,664
Maine                             20     $2,706,109.54     0.14%     7.33%      643     $135,305
West Virginia                     18     $2,506,128.23     0.13%     6.47%      661     $139,229
Delaware                          11     $2,079,749.81     0.11%     7.64%      627     $189,068
Mississippi                        9     $1,187,368.01     0.06%     7.45%      627     $131,930
Nebraska                          12     $1,076,236.97     0.05%     7.24%      635      $89,686
South Dakota                       9       $893,079.39     0.05%     7.08%      651      $99,231
North Dakota                       8       $735,307.21     0.04%     7.18%      649      $91,913
Wyoming                            5       $715,279.25     0.04%     7.37%      605     $143,056
Vermont                            4       $700,809.06     0.04%     7.21%      653     $175,202
Montana                            3       $299,159.61     0.02%     7.51%      577      $99,720
                               ----- -----------------   ------      ----       ---     --------
TOTAL:                         9,194 $1,965,157,626.80   100.00%     6.84%      656     $213,743
                               ===== =================   ======      ====       ===     ========

                      WEIGHTED  WEIGHTED
                       AVERAGE  AVERAGE    PERCENT
PROPERTY              ORIGINAL  ORIGINAL    FULL     PERCENT      PERCENT
STATE                    LTV      CLTV       DOC        IO     SILENT SECOND
-----                    ---      ----       ---        --     -------------
California-Southern    78.76%    91.91%     55.15%     85.03%       69.51%
California-Northern    78.89%    92.34%     59.98%     92.13%       71.32%
Florida                80.57%    91.05%     61.90%     59.26%       53.77%
Illinois               82.43%    88.75%     46.15%     37.33%       33.08%
New York               80.09%    90.95%     48.62%     50.63%       57.46%
Texas                  79.23%    90.07%     62.58%     14.30%       54.88%
Maryland               80.31%    90.57%     73.23%     76.28%       54.45%
Michigan               83.71%    92.46%     58.79%     39.52%       45.26%
Minnesota              81.02%    92.05%     59.83%     65.70%       56.39%
Georgia                81.72%    95.79%     82.89%     68.52%       70.61%
Utah                   80.49%    94.49%     71.71%     52.98%       71.70%
Nevada                 79.97%    92.11%     63.30%     82.21%       64.26%
Washington             80.91%    93.55%     78.54%     63.86%       65.90%
Oregon                 80.25%    94.60%     79.94%     64.42%       73.14%
Ohio                   82.37%    92.19%     74.70%     40.15%       49.84%
Arizona                79.33%    87.61%     77.11%     69.96%       43.50%
New Jersey             79.21%    87.60%     51.38%     43.63%       44.60%
Colorado               80.30%    95.50%     67.74%     82.35%       76.99%
North Carolina         81.83%    93.76%     83.02%     50.32%       61.01%
Massachusetts          80.89%    97.33%     65.25%     55.46%       83.28%
Virginia               79.06%    89.44%     72.36%     61.28%       53.16%
Tennessee              81.11%    96.13%     80.02%     36.93%       76.89%
Wisconsin              82.11%    91.28%     71.41%     23.95%       47.07%
Pennsylvania           82.63%    88.96%     69.24%     25.16%       31.93%
Missouri               82.11%    89.30%     69.31%     27.05%       36.19%
Connecticut            79.30%    90.19%     66.47%     40.90%       58.66%
South Carolina         82.80%    95.06%     71.37%     64.99%       61.54%
Kentucky               82.47%    93.20%     78.38%     20.26%       53.94%
Indiana                83.38%    95.66%     76.19%     25.78%       61.66%
Rhode Island           80.73%    97.09%     62.23%     51.22%       82.53%
Idaho                  79.73%    92.97%     80.00%     31.14%       70.96%
Alabama                82.34%    94.44%     86.01%     40.31%       62.26%
Oklahoma               82.51%    92.23%     68.61%     21.73%       49.46%
New Hampshire          79.85%    95.62%     65.92%     45.39%       82.02%
New Mexico             81.03%    92.98%     80.41%     42.76%       59.75%
Arkansas               81.67%    94.95%     75.55%     18.91%       66.39%
Iowa                   83.87%    88.35%     78.07%      9.60%       23.43%
Kansas                 82.26%    97.77%     96.77%     24.78%       77.54%
District of Columbia   81.94%    92.07%     49.22%     82.90%       54.40%
Maine                  80.87%    94.93%     72.34%     46.68%       70.60%
West Virginia          79.27%    93.21%     90.22%     61.96%       72.15%
Delaware               81.32%    94.33%     50.90%     49.30%       65.04%
Mississippi            81.82%    91.13%    100.00%     58.58%       46.53%
Nebraska               81.68%    89.27%     93.40%      0.00%       37.94%
South Dakota           81.16%    90.81%     77.54%     20.96%       48.45%
North Dakota           82.75%    91.09%     43.40%     26.66%       41.66%
Wyoming                82.31%    95.97%     85.53%     52.50%       68.32%
Vermont                85.95%    97.97%     60.10%     22.83%       60.10%
Montana                79.86%    94.43%    100.00%     79.97%       72.84%
                       -----     -----     ------      -----        -----
TOTAL:                 80.13%    91.96%     62.60%     65.65%       61.64%
                       =====     =====     ======      =====        =====